Summary of significant transaction	12 Months Ended
Dec. 31, 2019
Summary of significant transaction
Summary of significant transaction

2. Summary of significant transaction

On July 14, 2019 we and Gilead announced that we had entered into a 10-year global research and development collaboration. Through this agreement, Gilead gained exclusive access to our innovative portfolio of compounds, including six molecules currently in clinical trials, more than 20 preclinical programs and a proven drug discovery platform.

The transaction was subject to certain closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and receipt of merger control approval from the Austrian Federal Competition Authority. On August 23, 2019 all approvals were obtained and the transaction was closed.

We received an upfront payment €3,569.8 million ($3.95 billion) and a €960.1 million ($1.1 billion) equity investment from Gilead. On November 6, 2019 Gilead exercised warrant A, which resulted in an additional equity investment of €368.0 million. We will use the proceeds to expand and accelerate our research and development programs. We identified the following three performance obligations: (i) the transfer of an extended license on GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 on the global development activities of filgotinib, until we reach the new, increased, joint predetermined level of costs, as a result of the revised license and collaboration agreement. As part of the collaboration, Gilead also received option rights for GLPG1972, a Phase 2b candidate for osteoarthritis, in the United States. We refer to the Critical accounting judgments and key sources of estimation uncertainty section (note 4) explaining critical judgments in applying accounting policies.

Gilead also proposed two individuals for our board of directors, which were nominated during the special general meeting of shareholders of October 22, 2019.

Terms of the collaboration

We will fund and lead all discovery and development autonomously until the end of Phase 2. After the completion of a qualifying Phase 2 study (or, in certain circumstances, the first Phase 3 study), Gilead will have the option to acquire a license to the compound outside Europe. If the option is exercised, we and Gilead will co-develop the compound and share costs equally. Gilead will maintain option rights to our programs through the 10-year term of the collaboration. This term can be extended for up to an additional three years thereafter for those programs, if any, that have entered clinical development prior to the end of the collaboration term. On top, a final term extension can be granted in certain circumstances. If GLPG1690 is approved in the United States, Gilead will pay us an additional $325 million regulatory milestone fee.

For GLPG1972, after the completion of the ongoing Phase 2b study in osteoarthritis, Gilead has the option to pay a $250 million fee to license the compound in the United States. If certain secondary efficacy endpoints for GLPG1972 are met, Gilead will pay us up to an additional $200 million. Following opt-in on GLPG1972, we are eligible to receive up to $550 million in regulatory and sales based milestones. For all other programs resulting from the collaboration, Gilead will make a $150 million opt-in payment per program and will owe no subsequent milestones. We will receive tiered royalties ranging from 20-24% on net sales of all our products licensed by Gilead in all countries outside Europe as part of the agreement.

Filgotinib collaboration

Under the revised agreement, we will have greater involvement in filgotinib’s global strategy and participate more broadly in the commercialization of the product in Europe, providing the opportunity to build a commercial presence on an accelerated timeline. We and Gilead will co-commercialize filgotinib in France, Germany, Italy,

Spain and the United Kingdom and retain the 50/50 profit share in these countries that was part of the original filgotinib license agreement, and under the revised agreement, we will have an expanded commercial role. We will be the lead commercialization party for filgotinib in France, Italy and Spain for rheumatology indications and Gilead will be the lead commercialization party for gastro indications. In Germany and the United Kingdom, Gilead will lead the rheumatology indications and Galapagos will lead the gastro indications. We retain exclusive commercialization responsibility in Belgium, the Netherlands and Luxembourg, where the 50/50 profit share also applies. The companies will share future global development costs for filgotinib equally until a predetermined level, in lieu of the 80/20 cost split provided by the original agreement. Other terms of the original license agreement remain in effect, including the remaining $640 million in development and regulatory milestones,  sales-based milestone payments of up to $600 million and tiered royalties ranging from 20-30% payable in territories outside of Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain and the United Kingdom. In addition, we achieved two milestones in December 2019 totaling $30 million.

Terms of the equity investment

As part of the research and development collaboration Gilead also entered into a share subscription agreement with us. Gilead’s equity investment consisted of a subscription for new Galapagos shares at a price of €140.59 per share, representing at July 14, 2019 a 20% premium to Galapagos’ 30-day, volume-weighted average price. This equity subscription took place at closing of the transaction, on August 23, 2019 and increased Gilead’s stake in Galapagos from approximately 12.3% to 22.04% of the then issued and outstanding shares in Galapagos.

In addition, the extraordinary general meeting of shareholders of October 22, 2019 approved the issuance of warrant A and initial warrant B allowing Gilead to further increase its ownership of Galapagos to up to 29.9% of the company’s issued and outstanding shares. The initial warrant B has a term of five years and an exercise price per share equal to the greater of (i) 120% multiplied by the arithmetic mean of the 30-day daily volume weighted average trading price of Galapagos’ shares as traded on Euronext Brussels and Euronext Amsterdam, and (ii) EUR 140.59. Subsequent warrant B is still subject to approval by an extraordinary general meeting of shareholders. This extraordinary general meeting of shareholders shall take place between 57 and 59 months of the closing of the subscription agreement and this warrant will have substantially similar terms, including as to exercise price, to the initial warrant B. The agreement also includes a 10-year standstill restricting Gilead’s ability to propose a business combination with or acquisition of Galapagos or increase its stake in Galapagos beyond 29.9% of the company’s issued and outstanding shares, subject to limited exceptions. On November 6, 2019 Gilead exercised warrant A and increased its ownership in Galapagos to 25.10% of the then outstanding shares. Gilead further increased its ownership to 25.84% at December 31, 2019.